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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 24, 2001


                             Site Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


              California                                 001-11741                              77-0216760
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      (State or other jurisdiction                     (Commission                            (IRS Employer
           of incorporation)                           File Number)                        Identification No.)

            1120 Forrest Avenue #301, Pacific Grove, California 93590
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 852-9000
                                                     ---------------------------


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          (Former name or former address, if changed since last report)



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ITEM 5. Other Events

         On September 24, 2001, Site Technologies, Inc. announced that it would make a partial liquidating distribution to its shareholders of record as of August 14, 2000. For a more complete description of the liquidating distribution, please refer to Exhibit 99.1 filed herewith.

ITEM 7. Financial Statements and Exhibits

99.1    Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SITE TECHNOLOGIES, INC.

Date:  September 24, 2001              By:  /s/ Jeffery F. Ait
                                          ------------------------------------
                                          Jeff Ait
                                          Chief Executive Officer


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                                Index to Exhibits

Exhibit          Description
-------          -----------
99.1             Press Release


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